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                                                                  EXHIBIT 10.2

                           SIGHT RESOURCE CORPORATION

                   AMENDMENT NO. 4, DATED AS OF MARCH 1, 1996,
                             TO EMPLOYMENT AGREEMENT

     Reference is made to that Employment Agreement, dated as of December 1, 1992 (the "Agreement"), between SIGHT RESOURCE CORPORATION (formerly NEWVISION TECHNOLOGY, INC.), a Delaware corporation (the "Company"), and William G. McLendon, President of the Company, as amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3.

     The Company and William G. McLendon hereby agree to amend the Agreement as follows:

     a. To strike paragraph number 3(a) of the Agreement in its entirety and to replace it with the following:

          "3. Compensation. (a) Effective March 1, 1996, you shall be paid at the annual rate of One Hundred Seventy-Eight Thousand Dollars ($178,000), subject to increase from time to time by action of the Board in accordance with your performance and the Company's performance ("Base Salary"), and payable at such intervals as may be agreed upon by the Company and you, less any amounts required to be withheld under applicable law. Such compensation will be reduced by any disability payments which you receive, after taking into account the tax benefits (if any) of such payments."

     b. To extend the term of the Agreement by striking from lines 5 and 6 of paragraph number 2(a) the phrase "until the third anniversary thereof" and replacing it with the phrase "until March 1, 1999."

                                         SIGHT RESOURCE CORPORATION



                                         By: /s/ Alan MacDonald
                                             -------------------------------
                                             Alan MacDonald,
                                             Vice President,
                                             Finance and Administration

AGREED AND ACCEPTED
as of March 1, 1996



/s/ William G. McLendon
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William G. McLendon